UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C., 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date Of Report (Date Of Earliest Event Reported):  08/22/2005

APPLE COMPUTER INC
(Exact Name of Registrant as Specified in its Charter)

Commission File Number:  000-10030

CA	94-2404110
(State or Other Jurisdiction of	(I.R.S. Employer
Incorporation or Organization)	Identification No.)

1 Infinite Loop, Cupertino, CA 95014
(Address of Principal Executive Offices, Including Zip Code)

(408) 996-1010
(Registrant’s Telephone Number, Including Area Code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act(17CFR240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17CFR240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17CFR240.13e-4(c))

Items to be Included in this Report

Item 1.01.    Entry into a Material Definitive Agreement

On August 22, 2005, Apple Computer, Inc. ("Apple") and Freescale Semiconductor, Inc. ("Freescale") entered into a Purchase Agreement. Under the terms of the agreement, subject to certain conditions, Freescale is obligated to supply its microprocessors for orders placed by Apple through December 31, 2008. Apple is under no obligation to purchase Freescale microprocessors other than work in progress that was in place at the time the agreement was executed.

Signature(s)

Pursuant to the Requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the Undersigned hereunto duly authorized.

APPLE COMPUTER INC

Date: August 26, 2005.	By:	/s/ Peter Oppenheimer
Peter Oppenheimer
Senior Vice President and Chief Financial Officer